UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 29, 2017

XL GROUP LTD

(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

 On June 29, 2017, XLIT Ltd. (“XL-Cayman”), a wholly owned subsidiary of XL Group Ltd (“XL”), completed the sale of €500,000,000 aggregate principal amount of its Fixed to Floating Rate Subordinated Notes due 2047 (the “Subordinated Notes”) at the issue price of 99.054% the principal amount thereof. The Subordinated Notes are fully and unconditionally guaranteed by XL. XL-Cayman received net proceeds of approximately €490.8 million from the offering.

The Subordinated Notes were issued pursuant to an indenture dated as of March 30, 2015 (the “Base Indenture”), among XL-Cayman, XL Group plc and Wells Fargo Bank, National Association, as trustee, as supplemented by (i) the Second Supplemental Indenture, dated as of July 25, 2016 (the “Second Supplemental Indenture”), among XL-Cayman, XL, XL Group plc and Wells Fargo Bank, National Association, as trustee, (ii) the Third Supplemental Indenture, dated as of August 3, 2016, among XL-Cayman, XL, XL Group plc and Wells Fargo Bank, National Association, as trustee (the “Third Supplemental Indenture”), and (iii) the Fourth Supplemental Indenture which XL-Cayman and XL entered into with Wells Fargo Bank, National Association, as trustee, on June 29, 2017 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, the “Indenture”).

From (and including) June 29, 2017 to (but excluding) June 29, 2027, the Subordinated Notes bear interest at an annual rate of 3.250%, payable annually in arrears on June 29 of each year, beginning on June 29, 2018. From (and including) June 29, 2027 to (but excluding) June 29, 2047, the Subordinated Notes will bear interest at a floating rate equal to the sum of (i) the Applicable EURIBOR Rate for the relevant floating rate interest period, plus (ii) a margin of 2.900%, payable quarterly in arrears on March 29, June 29, September 29 and December 29 of each year, commencing on June 29, 2027.

XL-Cayman may defer interest payments on the Subordinated Notes, at its option from time to time, so long as no event of default or mandatory deferral event has occurred and is continuing, although XL-Cayman, XL and their respective majority-owned subsidiaries will be subject to certain restrictions with respect to making restricted payments during any such optional deferral period. XL-Cayman will also be required to defer payment of all interest accrued on the Subordinated Notes as of an interest payment date upon the occurrence of certain mandatory deferral events.

XL-Cayman may redeem the Subordinated Notes, in whole or in part, from June 29, 2022 to June 29, 2027 at a price equal to 100% of the principal amount of the Subordinated Notes being redeemed plus a “make-whole” premium. XL-Cayman may also redeem the Subordinated Notes, in whole but not in part, at par (i) upon the occurrence of certain specified events, (ii) if at least 80% of the principal amount of Subordinated Notes initially issued are repurchased or otherwise redeemed (other than through a make-whole redemption described above) and (iii) at any time after June 29, 2027. Under certain circumstances set forth in the Indenture, the Subordinated Notes may be subject to variation and substitution.

The Subordinated Notes will be unsecured and subordinated and will rank in right of payment junior to all of XL-Cayman’s existing and future unsubordinated debt, and pari passu with all of XL-Cayman’s future debt that by its terms ranks equally in right of payment with the Subordinated Notes upon a winding-up of XL-Cayman. The guarantee will be unsecured and subordinated and will rank in right of payment junior to all of XL’s existing and future unsubordinated obligations, and pari passu with all of XL’s future obligations that by their terms rank equally in right of payment with the guarantee upon a winding-up of XL. The Subordinated Notes and the guarantee will also be subject to certain subordination provisions pursuant to Bermuda group regulatory requirements, which will be governed by Bermuda law.

The Subordinated Notes were offered and sold under XL and XL-Cayman’s automatic shelf registration statement, as defined in Rule 405 of the Securities Act of 1933, as amended, on Form S-3ASR (File Number 333-199842), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 4, 2014, and Post-Effective Amendment No. 1 filed with the SEC on July 25, 2016, as supplemented by the preliminary and final prospectus supplements dated June 19, 2017 and June 22, 2017, respectively.

The foregoing descriptions of the Subordinated Notes and the Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of the Subordinated Notes and the Indenture, each of which is filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated June 29, 2017, among XL, XL-Cayman and Wells Fargo Bank, National Association, as trustee.
4.2	Form of Fixed to Floating Rate Subordinated Notes due 2047, incorporated by reference to Exhibit 4.1 hereto.
5.1	Opinion of Conyers Dill & Pearman.
5.2	Opinion of Conyers Dill & Pearman Limited.
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Conyers Dill & Pearman, incorporated by reference to Exhibit 5.1 hereto.
23.2	Consent of Conyers Dill & Pearman Limited, incorporated by reference to Exhibit 5.2 hereto.
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, incorporated by reference to Exhibit 5.3 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XL GROUP LTD

Date: June 29, 2017	By:	/s/ Kirstin Gould
		Name:	Kirstin Gould
		Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Fourth Supplemental Indenture, dated June 29, 2017, among XL, XL-Cayman and Wells Fargo Bank, National Association, as trustee.
4.2	Form of Fixed to Floating Rate Subordinated Notes due 2047, incorporated by reference to Exhibit 4.1 hereto.
5.1	Opinion of Conyers Dill & Pearman.
5.2	Opinion of Conyers Dill & Pearman Limited.
5.3	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Conyers Dill & Pearman, incorporated by reference to Exhibit 5.1 hereto.
23.2	Consent of Conyers Dill & Pearman Limited, incorporated by reference to Exhibit 5.2 hereto.
23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP, incorporated by reference to Exhibit 5.3 hereto.